SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is July 19, 2019.

MFS® Equity Opportunities Fund

The Board of Trustees of the fund has approved the reorganization of the fund into MFS Core Equity Fund. The reorganization will occur on or about the close of business October 25, 2019.  A shareholder vote is not required to complete the transaction.
Under the terms of the proposed Agreement and Plan of Reorganization, the fund’s assets and liabilities will be transferred to MFS Core Equity Fund in return for shares of MFS Core Equity Fund with equal total net asset value as of the valuation date. These MFS Core Equity Fund shares will be distributed pro rata to shareholders of the fund in exchange for their fund shares. Current fund shareholders will thus become shareholders of MFS Core Equity Fund and receive shares of MFS Core Equity Fund with a total net asset value equal to that of their shares of the fund at the time of the reorganization. The transaction is expected to be a tax-free event for federal income tax purposes.
The investment objective of both the fund and MFS Core Equity Fund is to seek capital appreciation. Each fund’s objective may be changed without shareholder approval.
Additionally, the investment policies, strategies, and restrictions of MFS Core Equity Fund are substantially similar to the investment policies, strategies, and restrictions of the fund.
The summary prospectus for MFS Core Equity Fund and a description of the terms of the reorganization is expected to be mailed to shareholders of the fund on or about September 3, 2019. In connection with the reorganization, purchases of shares of the fund will be suspended beginning October 23, 2019.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of MFS Core Equity Fund, nor is it a solicitation of any proxy. For more information regarding MFS Core Equity Fund, or to receive a free copy of an information statement relating to the reorganization (which contains important information about fees, expenses and risk considerations) once a registration statement relating to the reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-2606. The information statement will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the information statement carefully before making any investment decisions.
Effective immediately, the following is added after the last paragraph in the section entitled "Purchase and Sale of Fund Shares" under the main heading "Summary of Key Information" and the second paragraph under the main heading entitled "How to Purchase, Redeem, and Exchange Shares":
The Board of Trustees of the fund has approved the reorganization of the fund into MFS Core Equity Fund on or about the close of business October 25, 2019.  A shareholder vote is not required to complete the transaction.
The summary prospectus for MFS Core Equity Fund and a description of the terms of the reorganization is expected to be mailed to shareholders of the fund on or about September 3, 2019. In connection with the reorganization, purchases of shares of the fund will be suspended beginning October 23, 2019.

1039381  1                                      1                             MSR-SUP-I-071919